AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 20, 2002
                                                      REGISTRATION NO. 333-71438
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION


                         POST-EFFECTIVE AMENDMENT NO. 1

                                    FORM F-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             -----------------------

                AEGON N.V.
(Exact name of Registrant as specified in
               its charter)                            AEGON FUNDING CORP.                     AEGON FUNDING CORP. II
              Not Applicable                  (Exact name of Registrant as specified   (Exact name of Registrant as specified
  (Translation of Registrant's name into                 in its charter)                           in its charter)
                 English)                                    Delaware                                 Delaware
             The Netherlands                     (State or other jurisdiction of           (State or other jurisdiction of
     (State or other jurisdiction of              incorporation or organization)           incorporation or organization)
      incorporation or organization)                        42-1489646                               42-1510367
              Not Applicable                   (I.R.S. Employer Identification No.)     (I.R.S. Employer Identification No.)
   (I.R.S. Employer Identification No.)
              AEGONplein 50                          Corporation Trust Center                 Corporation Trust Center
            2591 TV The Hague                           1209 Orange Street                       1209 Orange Street
             The Netherlands                           Wilmington, DE 19801                     Wilmington, DE 19801
            011-31-70-344-3210                   (Address and telephone number of         (Address and telephone number of
     (Address and telephone number of            Registrant's principal executive         Registrant's principal executive
Registrant's principal executive offices)                    offices)                                 offices)

                                                    Craig D. Vermie, Esq.
                                                       AEGON USA, INC.
                                                    4333 Edgewood Road NE
                                                    Cedar Rapids, IA 52499
                                                        (319) 398-8814
                                  (Name, address and telephone number of agent for service)

                                                  Copy of communications to:

                                                       A. Peter Harwich
                                                        Allen & Overy
                                                 1221 Avenue of the Americas
                                                      New York, NY 10020
                                                        (212) 610-6471
                                                   -----------------------

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]

                         Calculation of Registration Fee
=======================================================================================================================

                                                                                  Proposed maximum
                                               Amount to be    Proposed maximum       aggregate         Amount of
   Title of each class of securities to be      registered    offering price per   offering price     registration
                 registered                       (1)(2)          unit (1)(2)          (1)(2)            fee (2)
---------------------------------------------  ------------   ------------------  ----------------    ------------
Common shares, euro 0.12 par value (4).......
Debt securities .............................
Guarantees with respect to debt
   securities (5)............................
----------------------------------------------------------------------------------------------------------------------
     Total .................................. $4,000,000,000          N/A          $4,000,000,000   $1,000,000(3)(6)
----------------------------------------------------------------------------------------------------------------------

(1) There are being registered under this registration statement such indeterminate number of common shares of AEGON N.V. and such indeterminate principal amount of debt securities of AEGON N.V., AEGON Funding Corp. and AEGON Funding Corp. II as shall have an aggregate offering price not to exceed $4,000,000,000. If any debt securities are issued at original issue discount, such greater principal amount as shall result in net proceeds of $4,000,000,000 or the equivalent in foreign currency is being registered under this registration statement. Any securities registered under this registration statement may be sold separately or as units with other securities registered under this registration statement. The proposed maximum offering price per unit will be determined, from time to time, by the registrant in connection with the issuance of the securities under this registration statement.

(2) Pursuant to General Instruction II.C of Form F-3, not specified with respect to each class of securities to be registered.

(3)  Calculated in accordance with Rule 457(o) under the Securities Act of 1933.

(4) Including such indeterminate number of common shares of AEGON N.V. as may be issued from time to time upon conversion or exchange of debt securities that are convertible or exchangeable into common shares, to the extent any of such debt securities are, by their terms, convertible or exchangeable for common shares. No separate consideration will be received for common shares issuable upon conversion of or in exchange for any securities registered hereunder that provide for conversion or exchange into such securities.

(5) Debt securities issued by AEGON Funding Corp. or AEGON Funding Corp. II will be fully and unconditionally guaranteed by AEGON N.V. No separate consideration will be received from investors for such guarantees.

(6)  Previously paid.

                                EXPLANATORY NOTE

     The purpose of this post-effective amendment no. 1 to the registration statement is to file certain exhibits to the registration statement.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS



ITEM 9.  EXHIBITS

Exhibit
Number                                    Description
---------      -----------------------------------------------------------------
    1.1        Underwriting Agreement dated September 17, 2002 among AEGON N.V.,
               Vereniging AEGON and the underwriters named therein

   *4.1        Articles of Incorporation of AEGON N.V.

   *4.2        Specimen share certificate

   *4.3 Indenture between AEGON N.V., AEGON Funding Corp., AEGON Funding Corp. II and Citibank, N.A., as Trustee

   *5.1        Opinion of Allen & Overy, New York, New York

   *5.2        Opinion of Allen & Overy, Amsterdam, The Netherlands

   10.1 Recapitalization Agreement dated September 17, 2002 between AEGON N.V. and Vereniging AEGON

  *23.1        Consent of Allen & Overy, New York, New York (included in Exhibit
               5.1)

  *23.2        Consent of Allen & Overy, Amsterdam, The Netherlands (included in
               Exhibit 5.2)

  *23.3        Consent of Ernst & Young Accountants

  *24.1        Powers of attorney

  *25.1        Statement of Eligibility under the Trust Indenture Act of 1939 on
               Form T-1

* Filed with the Commission October 11, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant, AEGON N.V., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this post-effective amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The Hague, The Netherlands, on this 18th day of September, 2002.


                                          AEGON N.V.

                                          By:                    *
                                             -----------------------------------
                                          Name:  D.J. Shepard
                                          Title: Chief Executive Officer/
                                                 Chairman of the Executive Board

     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 1 to the registration statement has been signed by the following persons (who comprise a majority of the Corporate Executive Board) in the capacities and on the dates indicated.



SIGNATURE                                      TITLE                                                    DATE

               *                               Chief Executive Officer and Chairman of                  September 18, 2002
-------------------------------                the Executive Board
D.J. SHEPARD                                   (Principal Executive Officer)


               *                               Executive Board Member                                   September 18, 2002
-------------------------------
J.B.M. STREPPEL                                (Principal Financial and Principal Accounting Officer)


                                               Executive Board Member                                   September 18, 2002
-------------------------------
J. G. VAN DER WERF


               *                               Executive Board Member                                   September 18, 2002
-------------------------------
P. VAN DE GEIJN


               *                               Chairman of the Supervisory                              September 18, 2002
------------------------------                 Board
M. TABAKSBLAT


               *                               Vice Chairman of the Supervisory Board                   September 18, 2002
-------------------------------
H. DE RUITER



               *                               Supervisory Board Member         September 18, 2002
-------------------------------
K.J. STORM


               *                               Supervisory Board Member         September 18, 2002
-------------------------------
D.G. EUSTACE


               *                               Supervisory Board Member         September 18, 2002
-------------------------------
O.J. OLCAY


               *                               Supervisory Board Member         September 18, 2002
-------------------------------
K.M.H. PEIJS


               *                               Supervisory Board Member         September 18, 2002
-------------------------------
G.A. POSTHUMUS


               *                               Supervisory Board Member         September 18, 2002
-------------------------------
T. REMBE


               *                               Supervisory Board Member         September 18, 2002
-------------------------------
W.F.C. STEVENS


               *                               Supervisory Board Member         September 18, 2002
-------------------------------
F.J. DE WIT


               *                               Authorized U.S. Representative   September 18, 2002
-------------------------------
C.D. VERMIE


     Pursuant to the requirements of the Securities Act of 1933, the registrant, AEGON Funding Corp., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this post-effective amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington, Delaware, on this 18th day of September, 2002.

                                                    AEGON Funding Corp.

                                                    By:            *
                                                        ------------------------
                                                    Name:  R.J. McGraw
                                                    Title: President



     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 1 to the registration statement has been signed by the following persons (who comprise a majority of the Board of Directors) in the capacities and on the dates indicated.



SIGNATURE                                     TITLE                                                DATE

               *                              President                                            September 18, 2002
-------------------------------               (Principal Executive Officer)
R.J. MCGRAW


               *                              Treasurer                                            September 18, 2002
-------------------------------               (Principal Financial Officer and Principal
C.M. VAN KATWIJK                              Accounting Officer)


               *                              Secretary                                            September 18, 2002
-------------------------------
C.D. VERMIE


     Pursuant to the requirements of the Securities Act of 1933, the registrant, AEGON Funding Corp. II, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this post-effective amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington, Delaware, on this 18th day of September, 2002.

                                                    AEGON Funding Corp. II


                                                    By:           *
                                                       -------------------------
                                                    Name:  R.J. McGraw
                                                    Title: President



     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 1 to the registration statement has been signed by the following persons (who comprise a majority of the Board of Directors) in the capacities and on the dates indicated.



SIGNATURE                                     TITLE                                                DATE

               *                              President                                            September 18, 2002
-------------------------------               (Principal Executive Officer)
R.J. MCGRAW


               *                              Treasurer                                            September 18, 2002
-------------------------------               (Principal Financial Officer and Principal
C.M. VAN KATWIJK                              Accounting Officer)


               *                              Secretary                                            September 18, 2002
-------------------------------
C.D. VERMIE


* By his signature below, the undersigned, pursuant to a duly authorized power of attorney filed with the Securities and Exchange Commission, has signed this post-effective amendment no. 1 to the registration statement on behalf of the person indicated.

/s/ E. Lagendijk
---------------------------
    E. LAGENDIJK

                                  EXHIBIT INDEX

Exhibit
Number                                    Description
---------      -----------------------------------------------------------------
    1.1        Underwriting Agreement dated September 17, 2002 among AEGON N.V.,
               Vereniging AEGON and the underwriters named therein

   *4.1        Articles of Incorporation of AEGON N.V.

   *4.2        Specimen share certificate

   *4.3 Indenture between AEGON N.V., AEGON Funding Corp., AEGON Funding Corp. II and Citibank, N.A., as Trustee

   *5.1        Opinion of Allen & Overy, New York, New York

   *5.2        Opinion of Allen & Overy, Amsterdam, The Netherlands

   10.1 Recapitalization Agreement dated September 17, 2002 between AEGON N.V. and Vereniging AEGON

  *23.1        Consent of Allen & Overy, New York, New York (included in Exhibit
               5.1)

  *23.2        Consent of Allen & Overy, Amsterdam, The Netherlands (included in
               Exhibit 5.2)

  *23.3        Consent of Ernst & Young Accountants

  *24.1        Powers of attorney

  *25.1        Statement of Eligibility under the Trust Indenture Act of 1939 on
               Form T-1

* Filed with the Commission October 11, 2001.